UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 22, 2019

NEXPOINT RESIDENTIAL TRUST, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Maryland	001-36663	47-1881359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700

Dallas, Texas 75201

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 628-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NXRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

In its Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 22, 2019 (the “Initial Report”), NexPoint Residential Trust, Inc. reported that it completed the acquisition of three multifamily properties located in Las Vegas, Nevada, from an unaffiliated third party for approximately $241 million. This Current Report on Form 8-K/A amends and supplements the Initial Report to provide the historical financial statements and unaudited pro forma information required by Item 9.01(a) and (b) of Form 8-K. This Form 8-K/A should be read in conjunction with the Initial Report.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statement.

Report of Independent Auditors	1
Historical Statement of Revenues and Certain Direct Operating Expenses for the nine months ended September 30, 2019 and for the year ended December 31, 2018	3
Notes to Historical Statement of Revenues and Certain Direct Operating Expenses	4

(b) Pro Forma Financial Information.

Unaudited Pro Forma Consolidated Financial Information	6
Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2019	7
Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2019 and for the year ended December 31, 2018	8
Notes to Unaudited Pro Forma Consolidated Financial Statements	10

(d) Exhibits.

Exhibit Number	Exhibit Description

23.1	Consent of Frazier & Deeter, LLC, dated January 8, 2020

INDEPENDENT AUDITORS’ REPORT

To the Stockholders and Board of Directors

NexPoint Residential Trust, Inc.

We have audited the accompanying historical statement of revenues and certain direct operating expenses of The Vegas Portfolio (the "Properties") for the year ended December 31, 2018, and the related notes to the financial statement.

Management's Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of the financial statement in accordance with accounting principles generally accepted in the United States of America and in accordance with applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of a financial statement that is free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statement referred to above presents fairly, in all material respects, the historical revenues and certain direct operating expenses of the Properties for the year ended December 31, 2018, in accordance with accounting principles generally accepted in the United States of America and in accordance with applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired.

Emphasis of Matter

We draw attention to Note 2 to the accompanying financial statement, which describes that the historical statement of revenues and certain direct operating expenses of the Properties was prepared for the purpose of complying with the rules of the Securities and Exchange Commission (for the inclusion on Form 8-K/A of NexPoint Residential Trust, Inc.) and is not intended to be a complete presentation of the Properties' revenues and expenses. Our opinion has not been modified with respect to this matter.

/s/ Frazier & Deeter, LLC

Atlanta, Georgia

January 8, 2020

THE LAS VEGAS PORTFOLIO

HISTORICAL STATEMENTS OF REVENUES AND CERTAIN

DIRECT OPERATING EXPENSES

	For the Nine Months Ended September 30, 2019	For the Year Ended December 31, 2018
	(Unaudited)
Revenues
Rental income	$10,646	$12,932
Other income	2,509	3,182
Total revenues	13,155	16,114
Certain direct operating expenses
Property operating expenses	2,137	2,758
Real estate taxes and insurance	752	936
Property management fees	329	403
Property general and administrative expenses	1,247	1,568
Total certain direct operating expenses	4,465	5,665
Revenues in excess of certain direct operating expenses	$8,690	$10,449

See accompanying notes to the historical financial statements

THE LAS VEGAS PORTFOLIO

NOTES TO HISTORICAL STATEMENTS OF REVENUES AND CERTAIN

DIRECT OPERATING EXPENSES

Note 1. Business

On November 22, 2019, NexPoint Residential Trust, Inc. (the "Company"), through its operating partnership, NexPoint Residential Trust Operating Partnership, L.P. (the “OP”), acquired a three-property portfolio in Las Vegas, Nevada for $241.0 million (the “Portfolio”). The accompanying historical statements of revenues and certain direct operating expenses ("Historical Summary") include the revenues and certain expenses of the Portfolio. See the table below for further detail of each property in the Portfolio:

Property Name	Location	Purchase Price (in thousands)	# Units
Bella Solara	Las Vegas, Nevada	66,500	320
Bloom	Las Vegas, Nevada	$106,500	528
Torreyana	Las Vegas, Nevada	68,000	315
		$241,000	1,163

Note 2. Basis of Presentation

The accompanying Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (the “SEC”), and is not intended to be a complete presentation of the Portfolio’s revenues and expenses.

The accompanying historical statements of revenues and certain direct operating expenses are presented in conformity with generally accepted accounting principles in the United States of America (“GAAP”) and in accordance with the provisions of Rule 3-14 of Regulation S-X promulgated by the SEC. Accordingly, the statements exclude historical income and expenses that are not comparable to the proposed future operations of the Portfolio such as ancillary income, depreciation, amortization, interest and corporate expenses. Therefore, the statements will not be comparable to the statements of operations of the Portfolio after their acquisition by the Company and are not intended to be a complete representation of the Portfolio’s revenues and expenses.

Note 3. Unaudited Interim Information

The Historical Summary for the nine months ended September 30, 2019 has been prepared in accordance with GAAP for interim financial information. In the opinion of the Portfolio’s management, all adjustments, consisting only of normal and recurring adjustments, necessary for a fair presentation (in accordance with Basis of Presentation as described in Note 2) have been made to the accompanying unaudited amounts for the nine months ended September 30, 2019.

Note 4. Significant Accounting Policies

Revenues

The Portfolio contains apartment units occupied under various lease agreements with residents, typically with terms of 12 months or less. All leases are accounted for as operating leases. Rental income is recognized as earned over the life of the lease agreements on a straight-line basis. Some of the leases include provisions under which the Portfolio is reimbursed for certain operating costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to residents pursuant to the lease agreements. Other rental income consists of charges billed to residents for utilities reimbursements, administrative, application, and other fees and is recognized when earned.

Certain Direct Operating Expenses

Certain direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Portfolio. Operating costs includes property staff salaries, marketing, utilities, landscaping, repairs and maintenance, and other general costs associated with operating the Portfolio. Costs such as depreciation, amortization, interest and corporate expenses are excluded from the Historical Summary.

THE LAS VEGAS PORTFOLIO

NOTES TO HISTORICAL STATEMENTS OF REVENUES AND CERTAIN

DIRECT OPERATING EXPENSES

Use of Estimates

The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

Note 5. Commitments and Contingencies

Litigation

The Portfolio may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its results of operations or financial condition.

Other Matters

The Company is not aware of any material environmental liabilities relating to the Portfolio that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environment laws and regulations or other environmental conditions with respect to the Portfolio could result in future environmental liabilities.

Note 6. Subsequent Events

In preparation of the accompanying Historical Summary, subsequent events were evaluated for recognition or disclosure through January 8, 2020, which is the date the Historical Summary was issued.

NEXPOINT RESIDENTIAL TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma information should be read in conjunction with the Company’s historical consolidated financial statements and the notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 19, 2019, and the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2019, which was filed with the SEC on November 7, 2019. In addition, this unaudited pro forma information should be read in conjunction with the historical statements of revenues and certain direct operating expenses and the notes thereto of the Portfolio, which are included herein.

The following unaudited pro forma consolidated balance sheet as of September 30, 2019 has been prepared to give effect to the acquisition of the Portfolio, which occurred on November 22, 2019, as if the acquisition occurred on September 30, 2019.

The following unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2019 and for the year ended December 31, 2018 has been prepared to give effect to the acquisition of the Portfolio as if the acquisition occurred on January 1, 2018.

These unaudited pro forma consolidated financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Portfolio been consummated on January 1, 2018 or September 30, 2019.

In the opinion of the Company’s management, all adjustments necessary to reflect the effect of the transaction described above have been included in the pro forma consolidated financial statements.

NEXPOINT RESIDENTIAL TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of September 30, 2019

(in thousands, except share and per share amounts)

	NXRT (Historical) (a)	Purchase of Portfolio (b)	Pro Forma Total
ASSETS
Operating Real Estate Investments
Land	$261,592	$60,234	$321,826
Buildings and improvements	1,316,087	175,536	1,491,623
Intangible lease assets	10,897	4,210	15,107
Construction in progress	1,598	—	1,598
Furniture, fixtures, and equipment	69,417	2,363	71,780
Total Gross Operating Real Estate Investments	1,659,591	242,343	1,901,934
Accumulated depreciation and amortization	(138,210)	—	(138,210)
Total Net Operating Real Estate Investments	1,521,381	242,343	1,763,724
Real estate held for sale, net of accumulated depreciation of $33,305	32,635	—	32,635
Total Net Real Estate Investments	1,554,016	242,343	1,796,359
Cash and cash equivalents	20,373	(144)	20,229
Restricted cash	41,108	206	41,314
Accounts receivable	3,567	234	3,801
Prepaid and other assets	5,218	472	5,690
TOTAL ASSETS	$1,624,282	$243,111	$1,867,393

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Mortgages payable, net	$1,027,947	$131,914	$1,159,861
Mortgages payable held for sale, net	26,616	—	26,616
Credit facilities, net	106,034	110,545	216,579
Accounts payable and other accrued liabilities	13,314	374	13,688
Accrued real estate taxes payable	17,742	—	17,742
Accrued interest payable	3,111	—	3,111
Security deposit liability	2,732	259	2,991
Prepaid rents	1,500	19	1,519
Fair market value of interest rate swaps	2,051	—	2,051
Total Liabilities	1,201,047	243,111	1,444,158

Redeemable noncontrolling interests in the Operating Partnership	3,424	—	3,424

Stockholders' Equity:
Preferred stock, $0.01 par value: 100,000,000 shares authorized; 0 shares issued	—	—	—
Common stock, $0.01 par value: 500,000,000 shares authorized; 23,895,442 shares issued and outstanding	247	—	247
Additional paid-in capital	337,694	—	337,694
Accumulated earnings less dividends	84,924	—	84,924
Accumulated other comprehensive income	(3,054)	—	(3,054)
Total Stockholders' Equity	419,811	—	419,811
TOTAL LIABILITIES AND EQUITY	$1,624,282	$243,111	$1,867,393

See accompanying notes to the unaudited pro forma consolidated financial statements

NEXPOINT RESIDENTIAL TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2019

(in thousands, except share and per share amounts)

	NXRT (Historical) (a)	Purchase of Portfolio (b)		Pro Forma Total
Revenues
Rental income	$114,861	$10,646		$125,507
Other income	16,529	2,509		19,038
Total revenues	131,390	13,155		144,545
Expenses
Property operating expenses	31,256	2,137		33,393
Real estate taxes and insurance	18,053	752		18,805
Property management fees (related party)	3,939	329		4,268
Advisory and administrative fees (related party)	5,613	—	(c)	5,613
Corporate general and administrative expenses	7,313	—		7,313
Property general and administrative expenses	4,973	1,247		6,220
Depreciation and amortization	45,692	5,166	(d)	50,858
Total expenses	116,839	9,631		126,470
Operating income before gain on sales of real estate	14,551	3,524		18,075
Gain on sales of real estate	127,700	—		127,700
Operating income	142,251	3,524		145,775
Interest expense	(26,638)	(7,521)	(e)	(34,159)
Loss on extinguishment of debt and modification costs	(2,869)	—		(2,869)
Net income (loss)	112,744	(3,997)		108,747
Net income attributable to redeemable noncontrolling interests in the Operating Partnership	338	—		338
Net income (loss) attributable to common stockholders	$112,406	$(3,997)		$108,409
Other comprehensive income (loss)
Unrealized gains on interest rate derivatives	(20,161)	—		(20,161)
Total comprehensive income (loss)	92,583	(3,997)		88,586
Comprehensive income attributable to redeemable noncontrolling interests in the Operating Partnership	278	—		278
Comprehensive income (loss) attributable to common stockholders	$92,305	$(3,997)		$88,308

Weighted average common shares outstanding - basic	23,793			23,793
Weighted average common shares outstanding - diluted	24,280			24,280

Basic loss per share	$4.72			$4.56
Diluted loss per share	$4.63			$4.46

See accompanying notes to the unaudited pro forma consolidated financial statements

NEXPOINT RESIDENTIAL TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

(in thousands, except share and per share amounts)

	NXRT (Historical) (f)	Purchase of Portfolio (b)		Pro Forma Total
Revenues
Rental income	$127,964	$12,932		$140,896
Other income	18,633	3,182		21,815
Total revenues	146,597	16,114		162,711
Expenses
Property operating expenses	35,824	2,758		38,582
Real estate taxes and insurance	20,713	936		21,649
Property management fees (related party)	4,382	403		4,785
Advisory and administrative fees (related party)	7,474	—	(c)	7,474
Corporate general and administrative expenses	7,808	—		7,808
Property general and administrative expenses	6,134	1,568		7,702
Depreciation and amortization	47,470	11,098	(d)	58,568
Total expenses	129,805	16,763		146,568
Operating income	16,792	(649)		16,143
Interest expense	(28,572)	(11,216)	(e)	(39,788)
Loss on extinguishment of debt and modification costs	(3,576)	—		(3,576)
Gain on sales of real estate	13,742	—		13,742
Net loss	(1,614)	(11,865)		(13,479)
Net loss attributable to redeemable noncontrolling interests in the Operating Partnership	(5)	—		(5)
Net loss attributable to common stockholders	$(1,609)	$(11,865)		$(13,474)
Other comprehensive income
Unrealized gains on interest rate derivatives	1,931	—		1,931
Total comprehensive income (loss)	317	(11,865)		(11,548)
Comprehensive income attributable to redeemable noncontrolling interests in the Operating Partnership	1	—		1
Comprehensive income (loss) attributable to common stockholders	$316	$(11,865)		$(11,549)

Weighted average common shares outstanding - basic	21,189			21,189
Weighted average common shares outstanding - diluted	21,667			21,667

Basic loss per share	$(0.08)			$(0.64)
Diluted loss per share	$(0.08)			$(0.62)

See accompanying notes to the unaudited pro forma consolidated financial statements

NEXPOINT RESIDENTIAL TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Balance sheet adjustments

a)

Represents the unaudited historical consolidated balance sheet of the Company as of September 30, 2019. See the historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2019.

b)	Represents the acquisition of the Portfolio as if it occurred on September 30, 2019.

Income statement adjustments

a)

Represents the unaudited historical consolidated operations of the Company for the nine months ended September 30, 2019. See the historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2019.

b)

Represents the historical operations of the Portfolio acquired by the Company. See the historical statements of revenues and certain direct operating expenses and the notes thereto of the Portfolio, which are included herein.

c)

Advisory and administrative fees related to the Portfolio that may have been payable to the Company’s advisor in connection with the acquisition were assumed to be waived, as these fees were actually waived during the third quarter of 2019.

d)

Represents depreciation and amortization expense (not reflected in the historical consolidated statements of operations of the Company) as if the Portfolio was acquired on January 1, 2018. Real estate-related depreciation and amortization are computed on a straight-line basis over the respective estimated useful lives of the assets.

e)

Represents interest expense (not reflected in the historical consolidated statements of operations of the Company) as if the borrowings attributable to the Portfolio were borrowed on January 1, 2018. In connection with the acquisition of the Portfolio, the Company:

•	Originated an approximately $36.6 million first mortgage for Bella Solara, which has a current annual interest rate of one-month LIBOR plus 1.70% and an 84-month term; and
•	Originated an approximately $58.9 million first mortgage for Bloom, which has a current annual interest rate of one-month LIBOR plus 1.70% and an 84-month term; and
•	Originated an approximately $37.4 million first mortgage for Torreyana, which has a current annual interest rate of one-month LIBOR plus 1.70% and an 84-month term; and
•	Drew approximately $111.0 million on its corporate credit facility, which currently has an annual interest rate of one-month LIBOR plus 2.25%.

Additionally, the adjustment reflects the amortization of deferred financing costs incurred in connection with the aforementioned loan.

f)

Represents the audited historical consolidated operations of the Company for the year ended December 31, 2018. See the historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT RESIDENTIAL TRUST, INC.

By:	/s/ Brian Mitts
Name: Brian Mitts Title: Chief Financial Officer, Executive VP-Finance, Secretary and Treasurer

Date: January 8, 2020